SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 10, 2009

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)

Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

ITEM 7.01 REGULATION FD

On December 15, 2009, Weyerhaeuser Company issued a press release announcing that its board of directors has approved amendments to the company’s articles of incorporation to eliminate the company’s classified board structure and remove existing super majority voting provisions. The press release is attached as Exhibit 99.1.

On December 15, 2009, Weyerhaeuser Company issued a press release announcing that its board of directors has determined that conversion to a real estate investment trust (REIT) would best support the company’s strategic direction.  The press release is attached as Exhibit 99.2.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following items are filed as exhibits to this report:

Exhibit 99.1 – Press Release dated December 15, 2009 Announcing Proposed Governance Changes
Exhibit 99.2 – Press Release dated December 15, 2009 Announcing Intent to Elect REIT Status; Timing Under Consideration

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

	By	/s/ Jeanne Hillman
Its: Vice President and
Chief Accounting Officer
Date: December 15, 2009